EXHIBIT 16

                      [LETTERHEAD OF ROGOFF & COMPANY, PC]




August  3,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  NW
Washington,  DC  20549


     We have read Item 4 of NS8 Corporation's. Form 8-K dated August 3, 2004 and agree with the statements concerning our firm contained therein.


Sincerely  yours,

/s/  Rogoff  &  Company,  P.C.

Rogoff  &  Company,  P.C.



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